SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.

TESMARK, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[X] No fee required.
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[ ] Fee paid previously with preliminary materials.

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   for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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    (4) Date Filed:_______________________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

To the Shareholders of Tesmark, Inc.:

Notice is hereby given that an Annual Meeting of the Shareholders of Tesmark, Inc., a Nevada corporation, (the "Company") will be held at 2921 N. Tenaya Way, Suite 208, Las Vegas, NV 89128 on January 19, 2001 at 10:00 a.m. for the following purposes:

I. To amend the Articles of Incorporation changing the corporate name to

5 G WIRELESS COMMUNICATIONS, INC.

II. To elect directors for the ensuing year to serve until the next Annual Meeting of Shareholders or until their successors are duly qualified. The present Board of Directors of the Company has nominated and recommends FOR the election the following persons:

        Curtis L. Mearns
        Michael Tan
        Don F. Boudewyn
        Allen Schwabe

III.To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business December 15, 2000 as the record date of determination of shareholders entitled to notice of and to vote at the Annual Meeting. A list of such shareholders shall be open to the examination of any shareholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting at the offices of Tesmark, Inc.

Accompanying this is a Proxy. Whether or not you expect to be at the Annual Meeting, please sign and date the enclosed Proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

A copy of the Company's Form 10-SB for the Fiscal Year ended December 31, 1999, and the Company's 10-QSB as of September 30, 2000, filed with the Securities and Exchange Commission, is available to shareholders upon request.

All shareholders are cordially invited to attend the meeting.

By Order of the Board of Directors

Allen Schwabe
Secretary

December 15, 2000
Las Vegas, NV

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

Las Vegas, NV

December 15, 2000

The Board of Directors of Tesmark, Inc., a Nevada corporation (the "Company" or "TSMK") is soliciting the enclosed Proxy for use at the Annual Meeting of Shareholders of the Company to be held on January 19, 2001 (the "Annual Meeting"), and any adjournments thereof. The Company intends to mail this Proxy Statement and accompanying proxy card on or about December 15, 2000 to all the shareholders entitled to vote at the Annual Meeting.

Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the Amendment to the Articles of Incorporation to change the corporate name to 5 G Wireless Communications, Inc., FOR the election of the four nominees for directors named heretofor in said notice and attend to any other business which maybe properly come before the Annual Meeting and be submitted to a vote of the shareholders.

A Proxy many be revoked by written notice to the Secretary of the Company at any time prior to the Annual Meeting, by executing a later Proxy or by attending the Annul Meeting and voting in person.

The Company will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by personal interview, telephone, or telegraph, by officers, directors, and other employees of the Company.

The Company's mailing address is 2921 N. Tenaya Way, Suite 208, Las Vegas, NV 89128, which is the address of the Company's offices.

VOTING

Shareholders at the close of business on December 15, 2000 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

As of December 15, 2000, 12,750,510 shares of common stock, par value $.001, of the Company ("Common Stock") were outstanding, representing the only voting securities of the Company. Each share of Common Stock is entitled to one vote.

Votes cast by Proxy or in person at the Annual meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Annual Meeting. The Inspector of Election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" do not constitute a vote FOR or AGAINST any matter and thus will be disregarded in the calculation of "votes cast". Any unmarked Proxies, including those submitted by brokers or nominees, will be voted FOR the nominees of the Board of Directors.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of December 15, 2000, by (I) each of the Company's named executive officers and directors, (II) the Company's named executive officers and directors as a group and (III) each person (or group affiliated persons) who is known by the Company to own beneficially more that 5% of the Company's Common Stock.

The business address is the same as that of the Company unless otherwise indicated.

For purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission with respect to securities, regardless of any economic interests therein. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Unless otherwise indicated, the business address for each of the individuals listed below.

Officers and Directors	Number of Shares Beneficially Owned	Percent (1) Beneficially Owned
Floyd Robertson President 4434 W. Fassio Circle West Valley, UT 84120	450	-
Maxine Benedict Director 3183 Pierce Street West Valley, UT 84119	582,750	5%
Curtis L. Mearns Director #212, 6888 Robson Drive Richmond, BC V7C5T6	0	0%
Michael Tan Director 4 Keng Chin Road #02-01 Singapore 258707	225,000	2%
Linda M. Bryson Treasurer 16935 West Bernardo Drive Suite 232 San Diego, CA 92127	15,000.1%
Don F. Boudewyn Director 5555 Lackner Circle Richmond, BC V7E6A5	0	-
Allen Schwabe Secretary 1430 Beach Grove Road Delta, British Columbia V4I1P2	0	-
Management as a Group	823,200	7.1%

OTHER 5% HOLDERS

JBF Management, Inc. 1412 Augusta Place Coqoitlam, BC V4C3H3	2,050,500	16%
Glopal Sahota 11349 90th South Delta, BC V4C3H3	2,050,500	16%
Harmanjit Sangha 12234 75th Ave Surrey, BC V5S4M8	2,050,500	16%
FN Stockbrokers, Ltd. Henville Boulding Charleston, Nevis	2,205,000	17%
Cede & Co. PO Box 22 New York, NY 10276	88,150	7%

(1) Based on 12,750,510 shares of common stock outstanding as of December 12, 2000

PROPOSAL I
AMENDMENT TO THE ARTICLES OF INCORPORATION

The Board of Directors recommends a FOR vote to Amend Article 1 of the Articles of Incorporation - Name, changing the corporate name to:

         5 G WIRELESS COMMUNICATIONS, INC.

Management further recommends the amendment.

PROPOSAL II
ELECTION OF OFFICERS

The Board of Directors of the Company has nominated and recommend FOR election as directors four persons names below, one of whom is currently serving as director of the Company. The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated. If any of the nominees should be unable to server and should decline to so do, the discretionary authority provided in the Proxy will be exercised by the present Board of Directors to vote foe a substitute ot substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Each shareholder may cast one vote for each share held by him multiplied by the number of directors to be elected, but may not cast more votes than the number of shares owned for any candidate and therefore a simple majority of the shares represented and voting will elect all of the directors. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.

The Proxy may not be voted for more that four persons.

INFORMATION REGARDING NOMINEES

The information set forth below as to each nominee for Director has been furnished to the Company by the respective nominees.

Curtis L. Mearns, 42, is the president of Mearns and Associates, a private investment banking and consulting business. Mr. Mearns holds a Bachelor of Commerce degree with a major in Computer Science and Finance from the University of Alberta. As well as, he was enrolled in the Masters of Business Administration, International Business from the University of British Columbia, he augmented his post graduate studies in Masters of Management Science, Information Engineering. Mr. Mearns's professional experience includes strategic planning, strategy, structure and negotiations for merger and acquisitions, business and management consulting, business plan preparation, private and public company process documentation, bank and venture capital packaging, identifying and negotiating joint ventures, debt/equity participation and closure with Capital Providers. He has produced numerous systems including a fully automated central clearing system for the B.C. Central Credit Union providing for interprovincial and national reconciliation of accounts with the Back of Canada's electronic settlement of accounts system. He was also a Programmer for Alberta Research Council, Programmer and Systems Analyst for Canadian Utilities Limited and Alberta Power Limited and has held the position of VP Sales and Marketing for VoteX Systems, Inc., partner and Vice President of CEO Capital Group, the President of Canadian Integrated Project Resources, Inc. Mr. Mearns has traveled extensively throughout Southeast Asia, the Pacific Rim, Middle East, Europe and numerous other countries on various business imperatives. Mr. Mearns was appointed a director of Tesmark, Inc., on November 5, 2000.

Allen Schwabe, 45, is an independent business man and has been the President and CEO of Buellix Holdings, Ltd., for the last twenty years. Buellix is in the automobile brokerage business throughout Canada. Mr. Schwabe has been a director of Tesmark, Inc., since September 21, 2000.

Michael Tan, 35, is the presently the President of VOIP Telecom, Inc., and a consultant for Belair Enterprises, Inc. Mr. Tan worked as the Vice President for Asia Pacific/APAC Telecommunications Corp from 1990 to 1996. Mr. Tan was appointed to fill a vacancy on the Board of Directors of Tesmark, Inc., on December 7, 2000.

Don F. Boudewyn, 37, is currently an Account Executive at Celterra Vancouver Ltd. Mr. Boudewyn is responsible for managing the projects involving rollout and launch of new networks products and enhancements to the marketplace. He is also responsible for handling municipal access agreements with municipalities and cities throughout Canada. From July 1986 through October 1998, Mr. Boudewyn was a real estate agent at Macdonald Westmar Realty. Mr. Boudewyn holds a Diploma in Marketing Management from the British Columbia Institute of Technology. Mr. Boudewyn was appointed a director of Tesmark, Inc., on December 7, 2000.

RECOMMENDATON OF THE BOARD OF DIRECTORS

The Board of Directors recommends that shareholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

PROPOSAL III
OTHER MATTERS

The Board of Directors does not know of any other matter to be presented at the Annual Meeting which is not listed on the Notice of the Annual Meeting and discussed above. If other matters should properly come before the meeting; however, the persons names in the accompanying Proxy will vote Proxies in accordance with their best judgement.

The Company's Form 10-SB was filed with the Securities and Exchange Commission in December 15, 1999.

Additional information is available to beneficial owners of Common Stock of the Company on the record date for the Annual
Meeting of Shareholders.

A copy of the Company's Form 10-SB and 10Q will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a shareholder of the Company at such date.
Requests should be directed to the Director of Shareholder relations.

ALL SHARESHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE
ACCOMPANYING PROXY IN THE EXCLOSED ENVELOPE

BY ORDER OF THE BOARD OF DIRECTORS

Allen Schwabe
Secretary

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS ON JANUARY 19, 2000

The undersigned hereby appoint Allen Schawbe and each and any of them. As true and lawful agents and proxies with full power of substitution in each, to represent the undersigned in all matters coming before the Annual Meeting of Shareholders of Tesmark, Inc., to be held at the office of the Company, 2921 N. Tenaya Way, Suite 208, Las Vegas, NV 89128 at 10:00 AM Pacific Time, on Friday January 19, 2001, and any adjournments thereof, and to vote as follows:

1.  TO AMEND ARTICLE I OF THE ARTICLES OF INCORPORATION to change the corporate name to:    5 G WIRELESS COMMUNICATIONS, INC.

FOR:____       AGAINST:____       ABSTAINED:____

2.  ELECTION OF DIRECTORS

Nominees: Don F. Boudewyn, Michael Tan, Curtis L. Mearns, Allen Schwabe.

_____ VOTE FOR all nominees listed above.

_____ VOTE WITHHELD from all nominees listed above.

3.  OTHER MATTERS

In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct

FOR:____       AGAINST:____      ABSTAINED:____

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEMS 1 AND 3.

PROXY NUMBER	NUMBER OF SHARES
______________________________	______________________________

PLEASE SIGN EXACTLY AS NAME
APPEARS BELOW

_________________________________
DATED

_________________________________
Signature

_________________________________
Signature

Joint owners should each sign. Attorneys- in-fact, administrators, custodians, partners, or corporation officers should give full titles

PLEASE DATE, SIGN, AND RETURN THE ENCLOSED ENVELOPE PROMPLY.